Basis of Presentation and Significant Accounting Policies [Text Block] (Tables)	3 Months Ended
Mar. 31, 2018
Accounting Policies [Abstract]
Schedule of Prospective Adoption of New Accounting Pronouncements [Table Text Block]

The cumulative effect of the changes made to our consolidated balance sheets at January 1, 2018 were as follows:

	December 31, 2017	Adjustment due to Adoption	January 1, 2018
	RMB	RMB	RMB
Liabilities
Deferred revenue and customer advances (current and non-current)	812,821	44,122	856,943

Shareholders’ equity Accumulated deficit(1)	315,531	44,122	359,653

(1)	The adoption resulted in additional deferred tax assets for deferred revenue and customer advances. However, due to the valuation allowance position, there is no net tax effect on accumulated deficit as the valuation allowance will also be increased commensurate to the increase in the deferred tax asset.